                         INTELLECTUAL PROPERTY AGREEMENT


         THIS AGREEMENT made this 26th day of March, 1997.


B E T W E E N :


                        CYBERPORT INTERNATIONAL INC., a
                        company located in Delaware, U.S.A.,
                        head office in New Jersey, U.S.A.;

                        Hereinafter referred to as "COMPANY"

                        - a n d -

                        EYE WONDER STUDIOS INC.,
                        a Corporation with offices at
                        5781 Ellen Avenue, Niagara Falls,
                        Ontario;

                        Hereinafter referred to as "EYE WONDER"

                        - a n d -

                        ROBERT WINTERFORD, of the City
                        of Niagara Falls, in the Regional Municipality of Niagara;

                        Hereinafter referred to as "WINTERFORD"


         AND WHEREAS, EYE WONDER and WINTERFORD have been assisting the COMPANY since January 1st, 1995,

         AND WHEREAS, COMPANY, EYE WONDER and WINTERFORD wish to clarify certain agreements amongst themselves,



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                                        2



         NOW THEREFORE the COMPANY and EYE WONDER and WINTERFORD in consideration of the respective mutual promises and agreements hereinafter set forth, promise and agree with each other as follows:

1. In return for shares in Cyberport International Inc. and

2. For Cyberport International Inc.'s participation in signing of the Final Release which is attached hereto as Schedule "A" to this Agreement and

3. In consideration of Cyberport International Inc. encouraging Cyberport Niagara Inc. to enter into an Employment Contract dated March 26th, 1997, and a Consultant Agreement dated March 26th, 1997 and a Final Release dated March 26th, 1997 and in consideration of the sum of Two ($2.00) Dollars paid by the COMPANY to EYE WONDER and WINTERFORD,

         Both WINTERFORD personally and EYE WONDER as an entity agree to transfer to COMPANY all of the intellectual rights, concepts and ideas which have been discussed and/or documented in any manner with regard to the programs that both WINTERFORD and EYE WONDER have been involved in with regard to entertainment sites at 5515 Stanley Avenue and 5781 Ellen Avenue (both in Niagara Falls, Ontario) or any other physical site evaluated in the Province of Ontario during the time period January 1st, 1995, to and including the date hereof.

         Intellectual property, for the purposes of this Agreement include but are not limited to:

         (a) any and all drawings, correspondence, brochures, meetings, minutes and non-privileged communication in the development of the tourist attraction frequently referred to as Eye Wonder Studios and/or CyberPort Niagara Inc.;

         (b) the fruits of any and all consultant products developed through relationships between Winterford, Eye Wonder Studios and/or CyberPort Niagara Inc. and

         (i) Future Port Inc., Design Finance International Inc. and/or John Spencer as an individual;
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                                       3

         (ii)     Leah Glitman.

         (c) any concepts, ideas, proposed logos or trademark items discussed with or documented to Tellurian Inc. as part of the relationship between Eye Wonder Studios, Winterford and Tellurian or its president, Stuart French.

         (d) any other concept or work product on the stationary of or as part of a presentation by Winterford, Eye Wonder Studios and/or CyberPort Niagara Inc. in its efforts to attract investors, lenders or employees to participate in projects under consideration in the City of Niagara Falls, Ontario.

8. That EYE WONDER and WINTERFORD represent that each of us has no agreement with or obligations to others in conflict with the foregoing.

IN WITNESS WHEREOF, we have hereunto set our hands and seals on the day and year first above written.

Witness:                                    ) CYBERPORT INTERNATIONAL INC.
                                            )
                                            )
                                            ) per: Michael Hurd
                                            ) ------------------------------
                                            )
                                            )
                                            )
                                            )           Robert Winterford
                                            ) ------------------------------
                                            )           ROBERT WINTERFORD
                                            )
                                            )
                                            )
                                            ) EYE WONDER STUDIOS INC.
                                            )
                                            )
                                            ) per: Robert Winterford
                                            ) ------------------------------
                                            )